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            SECURITY AGEEMENT RE:  CONTRACTS, LEASES, LICENSES AND PERMITS

     THIS SECURITY AGREEMENT RE: CONTRACTS, LEASES, LICENSES AND PERMITS made as of November 4, 1998, by and between FINISAR CORPORATION, a California corporation with a principal place of business at 274 Ferguson Drive, Mountain View, California 94043 ("Assignor") and FLEET NATIONAL BANK, a national banking association organized under the laws of the United States having an office at One Federal Street, Mail Stop: MA OF DO7A, Boston, Massachusetts 02110, as Agent for itself and each of the other Lenders who are now or hereafter become parties to the hereinafter defined Loan Agreement ("Assignee").

                                     WITNESSETH:

     1. DEFINITIONS. Each reference in this Agreement to the following capitalized terms shall be deemed to have the following meanings and all other references to a capitalized term shall have the meaning assigned thereto in the Loan Agreement.

               (a) CONTRACTS, LEASES, LICENSES AND PERMITS. All contracts ("Contracts"), leases ("Leases"), licenses ("Licenses") and permits ("Permits") of Assignor together with all extensions, renewals, replacements and substitutions therefor.

               (b) LOAN AGREEMENT. That certain Loan Agreement dated on or about the date hereof as the same may be amended or restated from time to time, by and among Assignor, Assignee and the Lenders pursuant to which the Lenders have agreed, subject to the terms and conditions thereof, to make loans and credit facilities available to Assignor as more fully described in the Loan Agreement and Assignor has agreed, INTER ALIA, to execute and deliver this Agreement as partial security for such loans.

               (c) OBLIGATIONS. Payment and performance of all of the Obligations of Assignor under the Loan Agreement, under the Notes and under the other Financing Documents, (ii) the performance of all of the obligations of Assignor to Assignee contained herein, and (iii) the payment of all other future advances and other obligations of Assignor to Assignee and/or the other Lenders, including, without limitation, any future loans and advances made to Assignor by Assignee and/or the other Lenders prior to, during or following any bankruptcy, reorganization or insolvency of Assignor (a "Reorganization"), any interest accruing under the Notes and/or the Loan Agreement after the commencement of a Reorganization, and any and all other indebtedness, liabilities and obligations of Assignor to Assignee and/or the other Lenders of every kind and description, direct, indirect or contingent, now or hereafter existing, due or to become due.

     NOW, THEREFORE, in consideration of the Loan Agreement, the Loans pursuant thereto and other valuable consideration, the receipt of which is hereby acknowledged and as further security for payment and performance of the Obligations, Assignor hereby grants to Assignee, for the benefit of the Lenders, a security interest in all of Assignor's rights, title and benefits (but none of its obligations or liabilities) under, in and to each Contract, Lease, License and Permit which may be so granted, conveyed, transferred, assigned or set over without a violation of the terms thereof.

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     TO HAVE AND TO HOLD the same with all of the rights, privileges and appurtenances thereunto belonging unto Assignee (but none of its obligations or liabilities), its successors and assigns until such time as the Obligations have been paid and satisfied in full for the purpose of further and collaterally securing same.

     Assignor and Assignee agree that the following terms and conditions shall govern this Agreement:

     2. ASSIGNOR'S REPRESENTATIONS AND COVENANTS. Assignor, for itself and for its successors and assigns, covenants and warrants as follows:

               (a) that each existing Contract, Lease, License and Permit is in full force and effect and that there is, to the knowledge of Assignor, no default on the part of any party thereto or grantor thereof;

               (b) that Assignor is the sole owner of its rights in the Contracts, Leases, Licenses and Permits; that each Contract, Lease, License and Permit is free from all Liens other than those created under the Security Documents and those permitted under the Loan Agreement; that, Assignor has full power and authority to grant a security interest in each such Contract, Lease, License and Permit in accordance herewith; that Assignor will warrant and defend each such Contract, Lease, License and Permit to Assignee against the lawful claims and demands of all persons, and that Assignor has not sold, assigned, transferred, mortgaged or pledged any such Contract, Lease, License or Permit or any interest therein, to any person, firm or corporation other than Assignee or otherwise in accordance with the Loan Agreement;

               (c) that Assignor will not assign, pledge or otherwise encumber any such Contract, Lease, License or Permit other than pursuant to the Permitted Encumbrances without the prior written consent of Assignee in each instance and then only subject to and in accordance with any conditions set forth in such written consent;

               (d) that Assignor will fulfill or cause to be fulfilled in all material respects all of the material terms, covenants and conditions on Assignor's part to be fulfilled under each Contract, Lease, License or Permit; and

               (e) that Assignor will, upon written request by Assignee, while this Agreement remains in force and effect, execute and deliver all such powers of attorney, instruments of pledge, and such other instruments or documents as Assignee may reasonably request at any time for the purpose of further securing Assignee's rights hereunder.

     3.   ASSIGNEE'S RIGHTS IN EVENT OF DEFAULT.

          3.1 Assignor hereby constitutes and appoints Assignee irrevocably, and with full power of substitution and revocation, the true and lawful attorney, for and in the name, place and stead of Assignor, to exercise any and all rights and remedies of Assignor under each Contract, Lease, License and Permit and to perform any of the actions and rights provided by any of the Security Documents upon the occurrence of an Event of Default. Assignor hereby grants unto said attorney full power and authority following the occurrence and during the continuance of an Event of Default to do and perform each and every act whatsoever requisite to be done with

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respect to any Contract, Lease, License or Permit, as fully to all intents and purposes as Assignor could do if personally present, hereby ratifying and confirming all that said attorney shall lawfully and reasonably do or cause to be done by virtue hereof; PROVIDED, HOWEVER, that any acts or omissions by Assignee after an Event of Default shall be at Assignee's discretion and shall not be or become the basis for any liability of Assignor to any Person.

          3.2 Acceptance of this Agreement shall not constitute a satisfaction of all or any part of the Obligations except to the extent of funds actually received and applied by Assignee on account of the same.

          3.3 The rights and powers of Assignee hereunder shall continue and remain in full force and effect until all Obligations, including any deficiency resulting from exercise of Assignee's remedies under any of the Security Documents, are paid or satisfied in full. Assignee shall not be liable to Assignor or anyone claiming under or through Assignor by reason of any act or omission by Assignee hereunder.

     4.   INDEMNIFICATION.

          4.1 Assignor agrees to indemnify and hold harmless Assignee and each of the Lenders and their respective directors, officers, employees and agents (collectively the "Assignee Indemnified Parties") from and against any and all liability, loss, damage and expense, including reasonable attorneys' fees which any of the Assignee Indemnified Parties may or shall incur under or in connection with any Contract, Lease, License or Permit or by reason of any of the Obligations or actions taken or omitted by Assignee under any of the Obligations, including, without limitation any action or omission which Assignee in its discretion may take to protect its interest in any Contract, Lease, License or Permit and from and against any and all claims and demands whatsoever which may be asserted against Assignor and/or any of the Assignee Indemnified Parties by reason of any of the terms and conditions of any Contract, Lease, License or Permit.

          4.2 If any Assignee Indemnified Party incurs any such actual liability, loss, damage or expense, the amount thereof, shall be paid by Assignor to Assignee within thirty (30) business days after demand therefor which demand shall include evidence reasonably establishing the incurrence of such liability, loss, damage or expense. In the event that Assignor fails to pay any such sums to Assignee within thirty (30) days after demand therefor, such sums shall thereafter (i.e. commencing on the 31st day after demand therefor) bear interest at the rate equal to 20% in excess of Effective Prime.

          4.3 Nothing contained herein shall operate or be construed to obligate any Assignee Indemnified Party to perform any of the terms, covenants or conditions contained in any Contract, Lease, License or Permit, or to take any action to collect any payments or to impose any obligation on such party relating to any Contract, Lease, License or Permit.

     5. EXERCISE OF REMEDIES. The rights and remedies of Assignee under this Agreement are cumulative and in addition to any other rights and remedies which Assignee shall have under or as a result of any other of the Obligations and may be exercised as often as Assignee deems such exercise to be desirable. Failure of Assignee to avail itself of any of the

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terms, covenants and conditions of this Agreement for any period of time, or at any time or times, shall not constitute a waiver of any of its rights hereunder.

     6. ASSIGNMENT BY ASSIGNEE. Assignee shall have the right to assign its interest in any Contract, Lease, License or Permit, subject to any transfer restrictions contained therein, to any subsequent agent with respect to the Loan Agreement and the Obligations thereunder.

     7. TERMINATION. Upon final payment and satisfaction in full of the Obligations, as evidenced by recorded satisfactions or releases of the recorded Security Documents or otherwise as satisfactory to each of the Lenders, and of any sums which may be payable hereunder, or under any present or future agreement between Assignor and each of the Lenders, this Agreement shall be of no further force and effect and, in that event, upon Assignor's request and expense, Assignee agrees to execute and deliver to Assignor instruments evidencing the termination of this Agreement.

     8. APPROVALS. Notwithstanding anything to the contrary contained herein, Assignee will not take any action pursuant to this Agreement which would constitute or result in any assignment of any Contract, Lease, License or Permit if such assignment would require, pursuant to the terms of such Contract, Lease, License or Permit the prior approval of the other party to such Contract, Lease, License or Permit, without first obtaining such approval. During the continuance of an Event of Default, Assignor agrees to take any action which Assignee may reasonably request in order to obtain and enjoy the full rights and benefits granted to Assignee and the Lenders by this Agreement and each other agreement, instrument and document delivered to Assignee or any of the Lenders in connection herewith or in any document evidencing or securing the Collateral, including specifically, at Assignee's own cost and expense, the use of its best efforts to assist in obtaining approval of the other party to such Contract, Lease, License or Permit for any action or transaction contemplated by this Agreement which is then required by such Contract, Lease, License or Permit.

     9. NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed or telefaxed or delivered to the applicable party in the manner set forth in SECTION 9.6 of the Loan Agreement.

     10.  MISCELLANEOUS.

          10.1 This Agreement, except as set forth in Section 10.2 below, shall be construed and enforced in accordance with and governed by the laws of The Commonwealth of Massachusetts without regard to its conflict of law rules.

          10.2 Notwithstanding the foregoing choice of law provision, the procedures governing the enforcement by Assignee of its foreclosure and other remedies against Assignor under any of the Contracts, Leases, Licenses and Permits shall be governed by the laws of the state in which the Contracts, Leases, Licenses and Permits in question are located.

          10.3 The Assignor irrevocably:

               (a) agrees that any suit, action, or other legal proceeding arising out of this Agreement may be brought in the courts of record of The Commonwealth of Massachusetts

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or any other State(s) in which the Contracts, Leases, Licenses, Permits and final closings are located or the courts of the United States located in The Commonwealth of Massachusetts or any other State(s) in which any of the Contracts, Leases, Licenses, Permits and Franchises are located.

               (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and

               (c) waives any objection which it may have to the laying of venue of such suit, action or proceeding in any of such courts.

     For such time as the Obligations shall be unpaid in whole or in part, Assignor irrevocably designates the registered agent or agent for service of process of Assignor as reflected in the records of the Secretary of State of California as its registered agent, and in the absence thereof, the Secretary of State of the State of California, as its agent to accept and acknowledge on its behalf service of any and all process in any such suit, action or proceeding brought in any such court and agrees and consents that any such service of process upon such agent and written notice of such service to Assignor by registered or certified mail shall be taken and held to be valid personal service upon Assignor regardless of where Assignor shall then be doing business and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such state and waives any claim of lack of personal seizure or other error by reason of any such service. Any notice, process, pleadings or other papers served upon the aforesaid designated agent shall, within three (3) Business Days after such service, be sent by the method provided for in SECTION 9.6 of the Loan Agreement to Assignor at its address set forth in the Loan Agreement. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY DISPUTE BETWEEN ASSIGNOR AND ASSIGNEE WITH RESPECT TO THE FINANCING DOCUMENTS AND/OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

          10.4 No amendment, cancellation or discharge of this Agreement shall be valid unless Assignee shall have consented thereto in writing.

          10.5 In case any one or more of the provisions contained in this document shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this document shall be construed as if such invalid, illegal or unenforceable provision had never been included.

          10.6 The terms, covenants, and conditions contained herein shall inure to the benefit of and shall be binding upon Assignee and Assignor and their respective successors and assigns.

          10.7 The relative rights of Assignee and the Lenders are set forth in the Loan Agreement.

          10.8 This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute but one and the same Assignment.

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     IN WITNESS WHEREOF, Assignor and Assignee have each caused this
Agreement to be duly executed on their behalf by their respective duly authorized officers on the date first set forth above.

                                         FINISAR CORPORATION


                                         By:
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                                              Jerry S. Rawls, President


                                         FLEET NATIONAL BANK,
                                         as Agent for itself and the other
                                         Lenders


                                         By:
                                            ------------------------------------
                                              Mathew M. Glauninger
                                              Senior Relationship Manager
                                              Vice President

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